Prospectus Supplement — April 29, 2011
to the Prospectus, as supplemented, of the following fund:

Fund	Prospectus Dated
RiverSource S&P 500 Index Fund	04/01/2010
SHAREHOLDER MEETING
At an adjourned Special Meeting of Shareholders held on April 27, 2011, shareholders of RiverSource S&P 500 Index Fund (the “Selling Fund”) approved an Agreement and Plan of Reorganization, which provides for the reorganization of the Selling Fund into Columbia Large Cap Index Fund (the “Buying Fund”). The reorganization is expected to occur on or about August 12, 2011 (the “Reorganization Date”). In connection with the reorganization, the following rules and policies will apply:
Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Selling Fund Shares
New Accounts
New account applications for the purchase of shares of the Selling Fund received in good order will be accepted through the close of business on the Reorganization Date. Thereafter, any account application for shares of the Selling Fund will be rejected. Further, any request made to open a new account for shares of the Selling Fund after the close of business on the Reorganization Date will not automatically be treated as a request to open a new account for shares of the Buying Fund.
Purchases, Exchanges and Redemptions of Shares of the Selling Fund
Purchases, exchanges and redemptions of shares of the Selling Fund will continue to be accepted through the close of business on the Reorganization Date. In addition, any request to purchase, exchange or redeem shares of the Selling Fund received within 30 days after the close of business on the Reorganization Date will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund. After this 30-day period, any request to purchase, exchange or redeem shares of the Selling Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund.
Systematic Investment Plan and Systematic Withdrawal Plan Transactions
If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to the Selling Fund, your current systematic transactions will be carried over from the Selling Fund to the Buying Fund.
Important Note
Because the Selling Fund will merge into the Buying Fund on the Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Selling Fund prior to the Reorganization Date. You should consider the investment objectives, risks, charges and expenses of the Buying Fund and/or Selling Fund carefully before investing. To obtain the Buying Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.columbiamanagement.com.

S-6434-11 A (4/11)